Income taxes	9 Months Ended
Jul. 31, 2019
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Income taxes

Note 11.    Income taxes

U.S. Tax Reforms

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (U.S. tax reforms), which reduced the U.S. federal corporate income tax rate to 21% effective January 1, 2018, resulting in a significant decrease in CIBC’s U.S. deferred tax assets in the first quarter of 2018. The U.S. tax reforms introduced other important changes to U.S. corporate income tax laws including the creation of a new Base Erosion Anti-abuse Tax (BEAT) that subjects certain payments from a U.S. corporation to foreign related parties to additional taxes. On December 20, 2018, the Internal Revenue Service released proposed regulations to implement certain other aspects of the U.S. tax reforms. CIBC continues to evaluate the impact of these proposed regulations, together with BEAT, on our U.S. operations.

Enron

In prior years, the Canada Revenue Agency (CRA) issued reassessments disallowing the deduction of approximately $3 billion of the 2005 Enron settlement payments and related legal expenses (the “Enron expenses”). In January 2019, we entered into a settlement agreement (the “Agreement”) with the CRA that provides certainty with respect to the portion of the Enron expenses that are deductible in Canada. The impact of this Agreement resulted in the recognition of a net $38 million tax recovery in the first quarter of 2019. This recovery was determined after taking into account the portion of the Enron expenses that we expect to deduct in the United States, but which has not yet been agreed to by the Internal Revenue Service, and the taxable refund interest that we expect to collect from the CRA upon the reassessment of certain prior year tax returns in accordance with the Agreement. It is possible that adjustments may be required to the amount of the tax benefits recognized in the United States.

Dividend Received Deduction

In prior years, the CRA reassessed CIBC approximately $527 million of additional income tax by denying the tax deductibility of certain 2011 to 2013 Canadian corporate dividends on the basis that they were part of a “dividend rental arrangement”. In March 2018, CIBC filed a Notice of Appeal with the Tax Court of Canada with respect to the 2011 taxation year. The matter is now in litigation. The circumstances of the dividends subject to the reassessments are similar to those prospectively addressed by the rules in the 2015 and 2018 Canadian federal budgets. In May 2019, the CRA reassessed CIBC in respect of the 2014 taxation year for approximately $273 million of additional income tax. It is possible that subsequent years may be reassessed for similar activities. CIBC is confident that its tax filing positions were appropriate and intends to defend itself vigorously. Accordingly, no amounts have been accrued in the interim consolidated financial statements.